                   Prudential U.S. Emerging Growth Fund, Inc.
                (formerly Prudential Emerging Growth Fund, Inc.)
------------------------------------------------------------------------------

                        Supplement dated August 1, 2000
                       Prospectus dated January 20, 2000

The following replaces the information contained in the Prospectus under 'How the Fund is Managed--Investment Adviser.'

   Effective August, 2000, Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of The Prudential Investment Corporation (PIC), is the Fund1s investment adviser. Jennison has served as an investment adviser to investment companies since 1990. Its address is 466 Lexington Avenue, New York, NY 10017. As of June 30, 2000, Jennison managed approximately $63.5 billion in assets. Prudential Investments Fund Management LLC, the Fund's Manager, has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. The portfolio manager of the Fund, Susan Hirsch, remains an officer of PIC and is also now employed by Jennison.
MF173C2